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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 15, 1999




                           GENELABS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



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
         California                          0-19222                    94-3010150
(State or Other Jurisdiction          (Commission File No.)            (IRS Employer
      of Incorporation)                                              Identification No.)
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                               505 Penobscot Drive
                             Redwood City, CA 94063
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (650) 369-9500

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Item 5.   Other Events

On March 15, 1999, Genelabs Technologies, Inc. ("Genelabs" or the "Company"), a California corporation, announced that Dr. Irene A. Chow will be appointed Chairman of the Board of Directors effective April 1, 1999. Dr. Chow will be succeeded as President by James A.D. Smith, who was promoted from Chief Operating Officer. As part of her planned transition to retirement, Dr. Chow will resign as President and Chief Executive Officer but will remain actively involved as Chairman of the Board and will maintain an office at Genelabs.


Item 7.   Financial Statements and Exhibits

(c)   Exhibits

99.1  Text of press release dated March 15, 1999.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Genelabs Technologies, Inc.



Dated: March 15, 1999                  By: /s/ MATTHEW M. LOAR
                                       ---------------------------------
                                       Matthew M. Loar
                                       Vice President, Finance

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                               INDEX TO EXHIBITS



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Exhibit
Number                            Description
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
99.1                         Text of press release dated March 15, 1999.
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